                                                                      Exhibit 25

                                                                       CONFORMED

         --------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ---------------------------

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          ---------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                          ---------------------------

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)

CALIFORNIA                                                  94-2926573
(State of incorporation                                     I.R.S. employer
if not a national bank)                                     identification No.)

50 CALIFORNIA STREET
SAN FRANCISCO, CALIFORNIA                                   94111
(Address of principal executive offices)                    (Zip Code)

                               Francis J. Farrell
                            Vice President & Manager
                              50 California Street
                            San Francisco, CA  94111
                              Tel: (415) 954-9525
           (name, address and telephone number of agent for service)

                          ---------------------------
                                  MATTEL, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                                     95-1567322
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)

333 CONTINENTAL BOULEVARD
EL SEGUNDO, CALIFORNIA                                       90245-5012
(Address of principal executive offices)                     (Zip Code)


                          ---------------------------
                                Debt Securities
                      (Title of the indenture securities)
                          ---------------------------

                                    GENERAL

ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

           Superintendent of Banks of the State of California,
              235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
              Washington, DC 20551

     (b)   Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16.   LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     5.  Not applicable.

     6.  The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not applicable.

     9.  Not applicable.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 22nd day of February, 1996.

                                       CHEMICAL TRUST COMPANY OF CALIFORNIA



                                       By  /s/Hans H Helley
                                         ---------------------------------
                                           HANS H HELLEY
                                           Assistant Vice President

                                       3
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EXHIBIT 7. Report of Condition of the Trustee.
==============================================================================

TRUST COMPANY



CONSOLIDATED REPORT OF CONDITION OF   Chemical Trust Company of California
                                    --------------------------------------
                                                 (Legal Title)

LOCATED AT   San Francisco        San Francisco            CA            94111
             -------------------------------------------------------------------
                 (City)              (County)            (State)         (Zip)

AS OF CLOSE OF BUSINESS ON   December 31, 1995        BANK NO.      1476
                           ---------------------              ------------------

================================================================================

================================================================================

ASSETS                                                DOLLAR AMOUNT IN THOUSANDS

1.   Cash and due from banks                                             16,578
2.   U.S. Treasury securities                                             4,518
3.   Obligations of other U.S. Government agencies and corporations
4.   Obligations of States and political subdivisions
5.   Other securities (including $___________  corporate stock
     (a)  Loans
     (b)  Less:  Reserve for possible loan losses
     (c)  Loans (Net)
7.   Bank Premises, furniture and fixtures and other assets
     representing bank premises (including $ -0-        capital leases)     154
                                            -----------
8.   Real estate owned other than bank premises
9.   Investments in subsidiaries not consolidated
10.  Other assets (complete schedule on reverse) (including
     $_________ intangibles)                                              1,477
11.  TOTAL ASSETS                                                        22,727
                                                                        =======

LIABILITIES

12.  Liabilities For borrowed money
13.  Mortgage indebtedness (including $________ capital leases)
14.  Other liabilities (complete on schedule on reverse)                  4,098
15.  TOTAL LIABILITIES                                                    4,098
                                                                        =======
16.  Capital notes and debentures

SHAREHOLDERS EQUITY

17.  Preferred stock--
     (Number shares outstanding                     ) Amount $
                                --------------------
18.  Common stock--
     (Number shares authorized     100              ) Amount $
                                --------------------
     (Number shares outstanding    100              ) Amount $    10
                                --------------------
19.  Surplus                                          Amount $ 9,990
20.  TOTAL CONTRIBUTED CAPITAL                                           10,000
21.  Retained earnings and other capital reserves                         8,629
22.  TOTAL SHAREHOLDERS EQUITY                                           18,629
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS                              22,727
                                                                        =======

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

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise
    of fiduciary powers (market value)                                      605

===============================================================================


The undersigned, Francis J. Farrell, VP, Manager & CFO  and
                 ------------------------------------------
                               (Name and Title)

C. Scott Boone, Senior Vice President
--------------------------------------
           (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on   1./10/96, at  San Francisco, California
              --------      -------------
               (Date)           (City)

              /s/Francis J. Farrell           /s/C. Scott Boone
              ---------------------           -----------------
                   (Signature)                   (Signature)


                           SCHEDULE OF OTHER ASSETS

                  Accounts Receivable-Trade             802
                  Accounts Receivable-Chemical            7
                  Accrued Interest                      116
                  Deferred Taxes                        396
                  Other                                 156
                    Total (same as Item 10)           1,477
                                                      =====


                         SCHEDULE OF OTHER LIABILITIES

                  Accrued Income Taxes                2,284
                  Accrued Expenses & A/P                187
                  Accrued Inter company Exp./Pay        220
                  Accrued Pension & Benefits          1,407
                    Total (same as Item 14)           4,098
                                                      =====

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